UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: May 14, 2009

(Date of earliest event reported)

Data I/O Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-10394

_____________________________________

Washington	91-0864123
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 185th Ave. N.E., Suite 101

Redmond, WA 98052

(Address of principal executive offices, including zip code)

(425) 881-6444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Annual Meeting of Shareholders Results

The Annual Meeting of Shareholders of Data I/O Corporation was held on Thursday, May 14, 2009. The results for the matters that were submitted to the Shareholders are as follows:

(1)	Election of Directors:

Paul A. Gary, Frederick R. Hume, Steven M. Quist, William R. Walker were elected to serve as directors until the next annual meeting of shareholders or until his or her successor is elected and qualified or until such director’s earlier death, resignation, or removal.

(2)	2000 Stock Compensation Incentive Plan:

The proposal to amend the Plan to increase the number of shares reserved for issuance under the Plan by an additional 300,000 shares of common stock was approved.

(3)	Ratification of Independent Auditors:

The ratification of the continued appointment of Grant Thornton LLP as Data I/O’s independent auditors for the calendar year ended December 31, 2009 was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data I/O Corporation

May 19, 2009	By _/s/Joel S. Hatlen_________
Joel S. Hatlen
Vice President - Finance
Chief Financial Officer
Secretary and Treasurer